3Q 2024 Investor Overview

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the or including, without limitation, plans, strategies and goals, and statements about the expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as "projects", "can", "ongoing", or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing wars in Ukraine and in the Middle East; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; the expected cost savings, synergies and other financial benefits from the acquisition of IFHI or any other acquisition the Company has made or may make might not be realized within the expected time frames or at all; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; and other factors that may affect our future results. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. Non-U.S. GAAP Financial Measures This presentation may include certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. If included in this presentation, see the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. 2

# Capital Bancorp, Inc. (NASDAQ-CBNK)

## Financial Highlights

(in millions except per share data)

| Balance Sheet | September 30, 2024 | June 30, 2024 | QoQ Result | September 30, 2023 | YoY Result |
|---|---|---|---|---|---|
| Assets | $ **2,561** | $ 2,439 | 5.0% | $ 2,272 | 12.7% |
| Portfolio Loans | **2,108** | 2,022 | 4.3% | 1,863 | 13.2% |
| Deposits | **2,186** | 2,100 | 4.1% | 1,968 | 11.1% |
| **Quarterly Financial Performance** | | | | | |
| Tangible Book Value per Share(1) | $ **20.13** | $ 19.26 | 4.5% | $ 17.48 | 15.2% |
| Earnings per Share, Diluted | $ **0.62** | $ 0.59 | 5.1% | $ 0.70 | -11.4% |
| Earnings per Share, Diluted, as adjusted(1) | $ **0.66** | $ 0.59 | 11.9% | $ 0.70 | -5.7% |
| ROAA, annualized | **1.42%** | 1.40% | 2 bps | 1.75% | -33 bps |
| ROAA, annualized, as adjusted(1) | **1.51%** | 1.41% | 10 bps | 1.75% | -24 bps |
| ROAE, annualized | **12.59%** | 12.53% | 6 bps | 16.00% | -341 bps |
| ROAE, annualized, as adjusted(1) | **13.40%** | 12.62% | 78 bps | 16.00% | -260 bps |
| Efficiency Ratio | **66.07%** | 67.11% | -104 bps | 65.02% | 105 bps |
| Efficiency Ratio, as adjusted(1) | **64.92%** | 66.92% | -200 bps | 65.02% | -10 bps |
| Net Interest Margin | **6.41%** | 6.46% | -5 bps | 6.71% | -30 bps |
| Net Interest Margin, as adjusted(1)(2) | **4.08%** | 4.00% | 8 bps | 4.05% | 3 bps |

## Corporate Timeline

| Year | Event |
|---|---|
| 1999 | Founded as Harbor Capital National Bank |
| 2002 | Recapitalized by investor group led by Stephen Ashman |
| 2011 | Acquired three failed institutions including OpenSky® |
| 2012 | CEO Ed Barry joined Capital Bank |
| 2017 | Assets exceed $1 billion |
| 2018 | Successful IPO and inclusion in R2000; OpenSky® accounts exceed 168,000 |
| 2020 | Originated $371 million SBA-PPP loans (2020 & 2021) |
| 2021 | $40MM net income, dividend initiated, assets exceed $2 billion; OpenSky® accounts exceed 700,000 |
| 2022 | Capital Bank reports record earnings |
| 2024 | Capital Bank completes acquisition of Integrated Financial Holdings, Inc. ("IFHI") |

CAPITAL BANCORP, INC.

(1) Refer to Appendix for reconciliation of non-GAAP measures.
(2) Excluding credit card loans

3

# Business Model Remains Uniquely Diversified

CAPITAL BANCORP, INC.

## Commercial Banking

**$1.9B** *Portfolio Gross Loans, ex. OpenSky™*

**$1.8B** *Deposits*

**$84mm** *Trailing 12-Month Revenue*

- Commercial branch-lite model focused on attractive Maryland, D.C. and Northern Virginia markets
- High value-added services and targeted vertical expertise generates above-average risk-adjusted loan yields

IFH

- **Nationwide Government Guaranteed Lending (GGL) business with niche expertise in Solar and Renewable Energy**
- **Nationwide GGL servicing platform with attractive economics**
- **Strong C&I pipeline with proven ability to originate $100+ million per year of loans**

## Capital Bank Home Loans

**$254mm** *Trailing 12-Month Volume*[1]

**$6mm** *Trailing 12-Month Revenue*

- Gain on sale margin and pipeline returning to normalized levels
- Expense management has reduced losses while maintaining robust origination capabilities
- Well-positioned for stabilization or decline in rates
- Natural hedge against asset sensitivity of the balance sheet

## OpenSky™

**$127mm** *Loans, net*[2]

**$171mm** *Deposits*

**$78mm** *Trailing 12-Month Revenue*

- Nationwide, secured credit card to help under-banked customers (re)establish their credit with opportunities for graduation into unsecured credit
- Building capabilities to cross-sell products and services as card-holders progress on their customer journeys
- Extending unsecured to graduating customers and starting to build capabilities around a straight to unsecured product

## FY 2023 Fully-Allocated Illustrative Net Income Contribution [3,4]



Commercial Bank (Legacy CBNK)
Commercial Bank (IFH + Cost Saves)
OpenSky™
Capital Bank Home Loans
Other
1%
43%
57%
~57% Commercial Banking
0%
32%
42%
25%
~67% Commercial Banking

Source: Company Documents.
Note: CBNK financial metrics as of 9/30/2024 unless otherwise stated.
[1] Volume in FY 2021 was approximately $1.0 billion and volume in FY 2022 was approximately $300 million.
[2] Credit card loans are presented net of reserve for interest and fees.
[3] Excludes $1.8 million loss in Capital Bank Home Loans. Commercial Bank with IFH includes IFH 2023Y core net income of ~$7.5 million plus $5.3 million of fully phased-in after-tax cost savings. IFH 2023Y core net income based on reported net income of $11.2 million less $4.7 million in pre-tax adjustments, tax effected at 22.5%.
[4] This illustration includes certain expenses previously recorded directly to the Commercial Bank segment, allocated to the other segments for 2023.

CAPITAL BANCORP, INC.
4

Third Quarter 2024 Highlights 5 (1) Refer to Appendix for reconciliation of non-GAAP measures. (2) Excluding credit card loans Earnings and Profitability Net Income of $8.7 million; as adjusted(1) of $9.2 million Diluted EPS of $0.62; as adjusted(1) of $0.66 Return on Average Assets of 1.42%; as adjusted(1) of 1.51% Return on Average Equity of 12.59%; as adjusted(1) of 13.40% Cash dividend of $0.10 per share declared Pre-tax Merger-Related Expenses totaled $0.5 million; $1.3 million YTD Key Operating Trends Loans and Deposits Net Interest Margin of 6.41% Core Net Interest Margin, Adjusted(1)(2) of 4.08% Efficiency Ratio of 66.1%; as adjusted(1) of 64.9% Total portfolio loans increased $85.9 million, or 4.3% (not annualized), to $2.108 billion Total average portfolio loans increased $61.0 million to $2.054 billion Total deposits increased $85.8 million, or 4.1% (not annualized), to $2.186 billion Total average deposits increased $80.6 million to $2.091 billion Portfolio loans-to-deposit ratio (average balances) of 98.2%

Recently Completed Strategic Acquisition of IFHI

As of Merger Announcement
on March 27, 2024

CAPITAL BANCORP, INC.

# Transaction Overview and Strategic Rationale

## Strategic Acquisition of IFH

- Capital Bancorp, Inc. (NASDAQ: CBNK) acquired Integrated Financial Holdings, Inc. (OTCQX:IFHI), a $518 million asset bank holding company at announcement of the transaction
- Announced aggregate purchase price of $66.5 million
  - 81% stock / 19% cash at announcement
- IFH is headquartered in Raleigh, North Carolina
- Branch-lite (single location) business model specializing in C&I, Government Guaranteed Lending ("GGL") and renewables loan origination and servicing on a nationwide basis
- High degree of fee income (48% of revenue[1]) and top-tier profitability track record (1.55% core ROAA[2])

| ~17% | ~1.8 Yrs | 20%+ | ~2 Yrs |
|---|---|---|---|
| 2025E EPS Accretion | TBV per share Earnback (Years) | Return on Invested Capital[3] | EPS Pull-Forward (Years)[4] |

## Transaction Materially Accelerates CBNK's Strategic Plan Initiatives

| CBNK Strategic Initiative | IFH |
|---|---|
| Growth in the commercial bank business line | ✓ |
| Growth in fee income | ✓ |
| Build domain expertise in new product / industry verticals | ✓ |
| Further shift in the loan mix toward C&I and growth in regional C&I lending capabilities | ✓ |
| Value accretive deployment of excess capital | ✓ |

Source: S&P Global Market Intelligence; FactSet.
[1] Based on IFH 2023Y core revenue; excludes one-time, non-recurring items.
[2] Based on IFH 2023Y core net income based on reported net income of $11.2 million less $4.7 million in pre-tax adjustments, tax effected at 22.5%.
[3] Return on invested capital represents IFH fully-synergized net income divided by the sum of deal value at announcement plus after-tax transaction charges less excess capital at closing.
[4] Reflects the time it would have taken CBNK to achieve pro forma 2025 EPS on a standalone basis; based on median consensus estimates at announcement with a growth rate applied post-2025.

CAPITAL BANCORP, INC.
7

Merger Update Merger completed on October 1, 2024 On track to achieve the full run-rate level of ~$7mm in annual cost savings Validated view on revenue synergies and pro forma USDA volumes utilizing our larger balance sheet Conducted CBNK cultural immersion sessions at all IFH locations, each attended by key CBNK executives Executed on Day 1 organizational changes Enacted required policy changes and Government Guaranteed lending committee Finalized post-LD1 integration and technology plan Began participating in IFH USDA loan participations in Q3 2024 (pre-close) Accomplishments 8 Next Steps Core systems conversion scheduled for late February 2025 Ongoing technology and vendor consolidation Continued execution of merger related revenue synergies; utilization of our larger balance sheet to participate in greater amounts of USDA bridge and government guaranteed lending; which IFH previously had to forego

Renewables Business Poised to Grow as Energy Transition Continues to Take Hold OperationsProject AssemblyDevelopment Project Lifecycle LTC Development Loans Formula based on mid and late-stage development assets Rate: Prime + 1.0% to 3.0% Variable, quarterly adjust Term: 24 months Loan to Cost: Up to 90% Solar Project Assembly Loan Formula based for projects that have reached NTP Rate: 1YR Treasury + 2.75% to 4.0% Variable, quarterly adjust Term: 12 months to 18 months Loan to Cost: Up to 95% USDA Guaranteed Term Loans Structured fully-amortizing USDA term loans. Up to 80% USDA Guarantee Rate: 5/7/10YR Treasury + 2.75% to 4.0% Reset at 5/7/10YR Term: 300 months Loan to Cost: Up to 75% Investors typically offer secondary market premiums for USDA guaranteed solar loans Longer loan terms relative to conventional lending products Minimal financial covenants with a focus on payment defaults Guaranteed lending products offer competitive pricing USDA programs require matching amortization and loan terms Up to 80% loan guarantee (US Government) Full discretion to sell the guaranteed portion of the loan into a liquid and lucrative secondary market at any time Increased loan sizes but only the unguaranteed portion of the loan is considered for legal lending purposes Borrower Lender Key Milestones Mechanical Completion Permission to Operation Commercial Operations Date Placed in Service Substantial Completion Final Completion Notice to Proceed U.S. Electricity Generation from Selected Fuels Billion kilowatt-hours 0 1,000 2,000 3,000 4,000 5,000 6,000 2005 2020 2035 2050 2022 History Projections Solar* Data source: U.S. Energy Information Administration, Annual Energy Outlook 2023 (AEO2023) *Includes utility-scale and end-use photovoltaic generation and excludes off-grid photovoltaics. **Includes petroleum, conventional hydroelectric power, geothermal, wood and other biomass, pumped storage, non-biogenic municipal waste in the electric power sector, refinery gas, still gas, batteries, chemicals, hydrogen, pitch, purchased steam, sulfur, and miscellaneous technologies. Wind Natural Gas Coal Nuclear Other**9% 18% 20% 39% 10% 5% 6% 11% 5% 22% 22% 33% Significant Market Opportunity Given Renewables Growth Benefits of USDA Loans Loan Products are Designed to Provide Efficient and Effective Capital Through Every Phase of the Renewable Energy Project Lifecycle 9

Financial Information

Net Interest Income and Net Interest Margin $19,673 $19,073 $19,375 $20,623 $21,821 $16,143 $15,035 $14,921 $15,785 $15,625 $36,810 $34,889 $35,008 $37,057 $38,354 6.71% 6.40% 6.24% 6.46% 6.41% 4.05% 3.92% 3.85% 4.00% 4.08% 3Q23 4Q23 1Q24 2Q24 3Q24 Commercial Bank OpenSky Other Net Interest Margin Net Interest Margin, as Adjusted(1) 11 (1) Refer to Appendix for reconciliation of non-GAAP measures. Note: Other includes CBHL and Corporate

Noninterest Income Quarter to Date $4,405 $3,996 $3,915 $4,368 $4,096 $1,255 $1,166 $1,352 $1,845 $1,811 $665 $773 $704 $677 $726 $6,326 $5,936 $5,972 $6,890 $6,635 14.7% 14.5% 14.6% 15.7% 14.7% 3Q23 4Q23 1Q24 2Q24 3Q24 OpenSky Capital Bank Home Loans Commercial Bank Corporate Fee Income as a Percentage of Total Revenue 12 Note: The Corporate segment invests idle cash in revenue-producing assets including interest-bearing cash accounts, loan participations and other appropriate investments for the Company. .

Noninterest Expense Quarter to Date $12,419 $11,638 $12,907 $13,272 $13,345 $1,351 $1,573 $1,613 $1,864 $1,791 $2,358 $1,930 $1,947 $1,769 $1,980 $6,469 $6,128 $6,761 $6,788 $6,930 $1,565 $1,433 $2,032 $2,072 $1,223 $3,884 $4,205 $3,515 $3,645 $3,936 $712 $83 $520 $28,046 $26,907 $29,487 $29,493 $29,725 3Q23 4Q23 1Q24 2Q24 3Q24 Salaries and employee benefits Occupancy and equipment Professional fees Data processing Advertising Other expense Merger-related expenses 13 Note: Other expense includes loan processing expense, outside service providers expense, regulatory expense, office expense and other operational losses

Profitability 1.75% 1.63% 1.15% 1.40% 1.42% 1.24% 1.41% 1.51% 3Q23 4Q23 1Q24 2Q24 3Q24 Return on Average Assets ROAA ROAA, as Adjusted 14 16.00% 14.44% 10.19% 12.53% 12.59% 11.03% 12.62% 13.40% 3Q23 4Q23 1Q24 2Q24 3Q24 Return on Average Equity ROAE ROAE, as Adjusted 65.02% 65.91% 71.95% 67.11% 66.07% 70.22% 66.92% 64.92% 3Q23 4Q23 1Q24 2Q24 3Q24 Efficiency Ratio Efficiency Ratio Efficiency Ratio, as Adjusted $0.70 $0.65 $0.47 $0.59 $0.62 $0.51 $0.59 $0.66 3Q23 4Q23 1Q24 2Q24 3Q24 Earnings Per Share, diluted EPS EPS, as Adjusted Note: Refer to Appendix for reconciliation of adjusted, non-GAAP measures.

Balance Sheet Composition Cash & Cash Equivalents 6% Portfolio Loans 82% AFS Securities Portfolio 8% Other Assets 4% Asset Composition Owner Occupied Commercial Real Estate 17% Non Owner- Occupied Commercial Real Estate 19% Residential Real Estate 30% Construction Real Estate 14% Other(1) 1% Credit Card 6% Commercial and Industrial 13% Portfolio Loan Composition 3Q24 Total Loans: $2.11B 3Q24 Total Assets: $2.56B Portfolio Loan Composition Changes Total Portfolio Loans increased $85.9 million, or 4.3% (not annualized), from June 30, 2024. Owner Occupied Commercial Real Estate Loans totaled $351.5 million. Non-Owner Occupied Commercial Real Estate Loans totaled $403.5 million. Average Portfolio Loans increased $61.0 million, or 3.1% (not annualized), from the second quarter 2024. Average Portfolio loans-to-deposit ratio of 98.2%. 15 (1) Other is comprised of lender finance of $29.5 million, business equity lines of credit of $2.7 million, other consumer loans of $2.0 million and deferred origination fees, net of $6.2 million. Note: Portfolio loans are presented net of deferred fees and costs of $6.2 million. Credit Card loans are presented net of reserve for interest and fees. C&I + OO-CRE represents 30% of total Portfolio Loans

(in thousands) As of September 30, 2024 Loan Type Amount % of Total Portfolio Loans, Gross Weighted Average LTV Multi-family $ 170,513 8.1% 58.1% Retail $ 116,324 5.5% 56.6% Mixed Use 96,337 4.6% 52.8% Hotel 74,343 3.5% 52.4% Industrial 63,109 3.0% 54.2% Office 13,356 0.6% 63.2% Other 40,018 1.9% 55.4% Total NOO-CRE loans $ 403,487 19.1% 54.6% Total portfolio loans, gross $ 2,113,705 Non-Owner- - -Family Non-Office NOO-CRE 18% Office <1% Multi-Family 8% 3Q24 Total Loans: $2.1B Loan-to- Weighted average LTV is calculated by reference to the most recent available appraisal of the property securing each loan. Office Non-Owner-Occupied Commercial Real Estate loans totaled $13.4 million, or 0.6% of total portfolio loans, gross with a weighted average LTV of 63.2%. 16

Owner- - Non-Office OO-CRE 17% Office 2% 3Q24 Total Loans: $2.1B Loan-to- Weighted average LTV is calculated by reference to the most recent available appraisal of the property securing each loan. Other owner-occupied commercial real estate loans include special purpose loans of $57.9 million, skilled nursing loans of $53.8 million, and other loans of $28.2 million. Office Owner-Occupied Commercial Real Estate loans totaled $44.8 million, or 2.1% of total portfolio loans, gross with a weighted average LTV of 57.5%. 17 (in thousands) As of September 30, 2024 Loan Type Amount % of Total Portfolio Loans, Gross Weighted Average LTV Industrial $ 108,048 5.1% 56.9% Office 44,781 2.1% 57.5% Retail 41,137 1.9% 59.2% Mixed use 17,550 0.8% 65.2% Other 139,946 6.6% 61.6% Total OO-CRE loans $ 351,462 16.6% 59.6% Total portfolio loans, gross $ 2,113,705

High Quality, Low Risk Investment Portfolio U.S. Treasuries 61% Municipal 5% Corporate 2% Asset-backed 3% Mortgage-backed 29% 3Q24 Investment Securities: $209MM Investment Securities Portfolio Classified as available for sale with a fair market value of $209 million, or 8.1% of total assets, with an effective duration of 2.92 years. U.S. Treasuries represent 61.8% of the overall investment portfolio. The accumulated other comprehensive loss on the investment securities portfolio of $8.6 million represents 3.1% of total The Company does not have a held to maturity investment securities portfolio. 18

$500.4 $76.0 $115.4 $156.7 $848.5 September 30, 2024 Cash and Cash Equivalents Unpledged Investment Securities Unsecured LOC with Other Banks Collateralized LOC Liquidity 19 Sources of Liquidity at September 30, 2024: $500.4 million of collateralized lines of credit include: $391.2 million of available borrowing capacity from the FHLB. $109.2 million of available borrowing capacity from window. Available lines of credit with other correspondent banks totaled $76.0 million. Unpledged investment securities available as collateral for potential additional borrowings totaled $115.4 million. $691.8

Composition of Deposits Noninterest-bearing 33% Money Markets 32% Other Time Deposits 16% Brokered Time Deposits 7% Interest-bearing Demand 12%Savings <1% 3Q24 Total Deposits: $2.19B Deposit Composition and Costs Total Deposits increased $85.8 million, or 4.1% (not annualized), from June 30, 2024. Average deposits increased $80.6 million, or 4.0% (not annualized), from the second quarter 2024. Interest bearing deposit costs increased 5bps to 3.92% from 3.87% in the prior quarter and total deposit costs increased 3bps to 2.64% from 2.61% in the prior quarter. Transaction accounts (noninterest-bearing and interest-bearing demand) represent 45.0% of overall deposit funding at September 30, 2024. 20 (1) Annualized As of For the Three Months Ended (in thousands) September 30, 2024 September 30, 2024 Deposits: Spot Balance Average Balance Average Rate(1) Noninterest-bearing $ 718,120 $ 680,731 0.00% Interest-bearing demand 266,493 228,365 0.56% Savings 3,763 4,135 0.48% Money markets 686,526 698,239 4.24% Time deposits 511,322 479,824 5.09% Total deposits $ 2,186,224 $2,091,294 2.64%

Loan Yield and Deposit Rate Trends 9.72% 9.59% 9.58% 9.72% 9.66% 6.76% 6.89% 6.96% 7.04% 7.15% 3.39% 3.70% 3.91% 3.87% 3.92% 2.21% 2.47% 2.64% 2.61% 2.64% 3Q23 4Q23 1Q24 2Q24 3Q24 Loan Yield Loan Yield, adjusted(1) Interest Bearing Deposits Rate Total Cost of Deposits 21 (1) Excluding credit card loans

Deposit Betas(1) 55% 58% 63% 68% 67% 36% 38% 43% 46% 46% 5.25% 5.50% 5.50% 5.50% 5.50% -1.50% -0.50% 0.50% 1.50% 2.50% 3.50% 4.50% 5.50% 6.50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2Q23 3Q23 4Q23 1Q24 2Q24 Interest-bearing Deposit Beta Total Deposit Beta(2) Fed Funds Target 22 (1) Deposit betas are cumulative customer deposits for the current cycle; Federal Funds Target rates are end-of-period value (2) Includes noninterest bearing and interest-bearing deposits

Credit Metrics 0.67% 0.72% 0.62% 0.58% 0.60% 3Q23 4Q23 1Q24 2Q24 3Q24 Non-performing Assets / Total Assets 23 0.38% 0.53% 0.41% 0.39% 0.51% 3Q23 4Q23 1Q24 2Q24 3Q24 Annualized Net Charge-Offs / Average Portfolio Loans(1) 0.82% 0.84% 0.73% 0.70% 0.73% 3Q23 4Q23 1Q24 2Q24 3Q24 Non-performing Loans / Total Portfolio Loans(1) 1.52% 1.50% 1.49% 1.53% 1.51% 3Q23 4Q23 1Q24 2Q24 3Q24 Allowance for Credit Losses / Total Portfolio Loans(1) (1) Refer to Appendix for reconciliation of non-GAAP measures.

Robust Capital Ratios 13.25% 13.56% 13.10% 13.25% 12.50% 3Q23 4Q23 1Q24 2Q24 3Q24 Tier 1 Risk Based Capital Ratio Tier 1 Risk Based Capital Ratio 8.0% Well Capitalized Threshold 24 10.69% 11.45% 11.16% 10.98% 10.94% 9.08% 9.91% 9.66% 9.53% 9.12% 3Q23 4Q23 1Q24 2Q24 3Q24 Tangible Common Equity Holding Company Tangible Common Equity Capital Bank Tangible Common Equity Note: Ratios presented are for Capital Bank unless otherwise noted 14.51% 14.81% 14.36% 14.51% 13.76% 3Q23 4Q23 1Q24 2Q24 3Q24 Total Risk Based Capital Ratio Total Risk Based Capital Ratio 10.0% Well Capitalized Threshold 10.04% 10.51% 10.29% 10.36% 9.84% 3Q23 4Q23 1Q24 2Q24 3Q24 Tier 1 Leverage Ratio Tier 1 Leverage Ratio 5.0% Well Capitalized Threshold

Share Appreciation Outperforms Industry Source: S&P Global Market Intelligence; FactSet. Note: Market data as of 10/30/2024. 1 CBNK IPO price of $12.50 used as starting price for price change calculation. 2 Select banks with assets between $1.5 billion and $5.0 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BPRN, BWFG, EBTC, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, NBN, PKBK, PVBC, UNTY). 25 0% 20% 40% 60% 80% 100% 120% 140% 160% CAGR % Change CBNK 17.2% 160% NASDAQ Regional Banking Index 10.0% 77% Selected Banks2 Median 9.5% 73% Share Price Change Since CBNK IPO on 9/26/20181TBVPS + Dividend Growth Since 2018Q3 80%+ Outperformance vs. both groups 95%+ Outperformance vs. both groups % Change CBNK 103% NASDAQ Regional Banking Index 4% Selected Banks2 Median 4%

Dominic Canuso Chief Financial Officer (301) 468-8848 x1403 Ed Barry Chief Executive Officer (240) 283-1912 NASDAQ: CBNK

Non-U.S. GAAP Financial Measures

Reconciliation of Non-GAAP Information 28 Tangible Book Value Per Share (in thousands, except per share amount) September 30, 2024 June 30, 2024 September 30, 2023 Total Stockholders' Equity 280,111$ 267,854$ 242,878$ Less: Preferred equity - - - Less: Intangible assets - - - Tangible Common Equity 280,111$ 267,854$ 242,878$ Period End Shares Outstanding 13,917,891 13,910,467 13,893,083 Tangible Book Value Per Share 20.13$ 19.26$ 17.48$ Net Interest Margin, as Adjusted(1) (in thousands) September 30, 2024 June 30, 2024 September 30, 2023 Net Interest Income 38,354$ 37,057$ 36,810$ Less: Credit card loan income 15,137 15,205 15,792 Net Interest Income, as Adjusted 23,217$ 21,852$ 21,018$ Average Interest Earning Assets 2,380,946 2,307,070 2,176,477 Less: Average credit card loans 119,458 111,288 116,814 Total Average Interest Earning Assets, as Adjusted 2,261,488$ 2,195,782$ 2,059,663$ Net Interest Margin, as Adjusted(1) 4.08% 4.00% 4.05% (1) Annualized Quarters Ended Quarters Ended

Reconciliation of Non-GAAP Information 29 Net Charge-offs to Average Portfolio Loans(1) (in thousands) September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 Total Net Charge-offs 2,655$ 1,935$ 1,987$ 2,477$ 1,780$ Total Average Portfolio Loans 2,053,619 1,992,630 1,927,372 1,863,298 1,847,772 Net Charge-offs to Average Portfolio Loans(1) 0.51% 0.39% 0.41% 0.53% 0.38% Nonperforming Loans to Total Portfolio Loans (in thousands) September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 Total Nonperforming Loans 15,460$ 14,053$ 14,361$ 16,042$ 15,236$ Total Portfolio Loans 2,107,522 2,021,588 1,964,525 1,903,288 1,862,679 Nonperforming Loans to Total Portfolio Loans 0.73% 0.70% 0.73% 0.84% 0.82% Allowance for Credit Losses to Total Portfolio Loans (in thousands) September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 Allowance for Credit Losses 31,925$ 30,832$ 29,350$ 28,610$ 28,279$ Total Portfolio Loans 2,107,522 2,021,588 1,964,525 1,903,288 1,862,679 Nonperforming Loans to Total Portfolio Loans 1.51% 1.53% 1.49% 1.50% 1.52% (1) Annualized Quarters Ended Quarters Ended Quarters Ended

Reconciliation of Non-GAAP Information 30